                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Rule 14a-12

                    COMPUTER ASSOCIATES INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                            RANGER GOVERNANCE, LTD.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                               EXPLANATORY NOTE

     Ranger Governance, Ltd., a Texas limited partnership ("Ranger"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies (the "Solicitation") in support of electing Ranger nominees to the board of directors of Computer Associates International, Inc. ("Computer Associates") at the 2001 annual meeting of stockholders of Computer Associates.



Table of Contents
-----------------

     Ranger Press Release............................   Item 1

     Ranger Press Release #2.........................   Item 2

     Ranger Press Release #3.........................   Item 3

     Ranger Press Release #4.........................   Item 4


Content of Items 1 - 4
----------------------

For Immediate Release
--- ---------------------

            RANGER GOVERNANCE PLACES ADVERTISEMENT IN NEW YORK TIMES

   Ranger Ad Calls For Accountability, Growth And New Leadership At Computer
                                   Associates

Dallas, Texas, July 9, 2001 - Ranger Governance, Ltd. today announced that it published the following advertisement in the New York Times regarding the proxy contest to elect directors to the board of Computer Associates, Inc. (NYSE: CA):

                            Why are these men suing?

   [Photos of Computer Associates Chairman Charles B. Wang, President and CEO
          Sanjay Kumar, and Executive Vice President Russell M. Artzt]

                 Do they think they can avoid a shareholder vote
                   and keep their grip on Computer Associates?

 .        CA's Board and top managers have filed a baseless lawsuit to intimidate
                                          --------------------------------------
         shareholders and block an open vote and a real choice on August 29,
         ------------
         2001.

 .        They want to avoid a shareholder vote because CA stock has declined 14%
                                                                    ------------
         in total shareholder return over the past five years, versus a software industry average of positive 169% over the same period.
                              -------------

 .        While shareholder value was declining, the CA Board awarded senior management more than $1 billion of Company stock to executives Wang, Kumar and Artzt.

 .        CA's top managers have never been accountable to all shareholders - and
                                -----                     ---
         have never faced a contested election. They are treating CA's largest shareholder - a Swiss investor who made millions in CA stock many years ago - as though he were the only shareholder.
                                     ----

                It's time for accountability to all shareholders.
                                                ---
                  It's time for growth at Computer Associates.
                                ------
                   It's time to choose new leadership for CA.
                                ------

Ranger Governance has a plan to unlock the value and potential of Computer Associates. Ranger Governance is proposing new management under a truly independent Board of Directors. This new Board will strategically realign the company into four decentralized business units, and create a culture of innovation, accountability, extraordinary customer service, and real growth.

                     Integrity. Innovation. Accountability.
                      Increased value for CA shareholders.

                          Ranger: A Better Way for CA.

About Ranger Governance, Ltd.

Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. Ranger Governance announced on June 21 that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company's current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. More information about Ranger Governance is available at www.rangergov.com.


Important Information

On July 6, 2001, Ranger filed with the Commission a preliminary proxy statement in connection with the election of the nominees of Ranger (the "Ranger Nominees") to the Computer Associates board of directors at the Computer Associates 2001 annual meeting of stockholders. Ranger will prepare and file with the Commission a definitive proxy statement regarding the election of the Ranger Nominees and may file other proxy solicitation material regarding the election of the Ranger Nominees. Investors and security holders are urged to read the definitive proxy statement and any other proxy material, when they become available, because they will contain important information. The definitive proxy statement will be sent to stockholders of Computer Associates seeking their support of the election of the Ranger Nominees to the Computer Associates board of directors. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents filed by Ranger with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement (when it is available) and these other documents may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 800-634-4458 or at www.rangergov.com.

Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates stockholders is available in the preliminary proxy statement filed by Ranger with the Commission on Schedule 14A on July 6, 2001.

This document expresses Ranger's opinions and beliefs. In addition, the Ranger Nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.


Contact:

         Media:                                               Investors:
         Dan Katcher/Joele Frank                              Morrow & Co., Inc.
         Joele Frank, Wilkinson Brimmer Katcher               (212) 754-8000
         (212) 355-4449
                                     # # #

For Immediate Release

                   RANGER GOVERNANCE PUBLISHES OPEN LETTER TO
                          COMPUTER ASSOCIATES CUSTOMERS

        Ranger Promises To Create a Culture Of Continuous Innovation And
                      Truly Extraordinary Customer Service

Dallas, Texas, July 9, 2001 - Ranger Governance, Ltd. today announced that it published the following open letter to customers of Computer Associates, Inc. (NYSE: CA) in USA Today:

         Dear CA Customer:

         My colleagues and I at Ranger Governance, Ltd. want to bring new, independent, proven leadership to Computer Associates. Our goal is to unlock the full potential of the Company's winning people and create a culture of continuous innovation and truly extraordinary customer service.

         We believe the only way to run a software company is to focus on the customer. At CA, we will:

         . Work closely with customers and listen carefully to you - so that we fully understand your business and your software needs.

         . Unleash the creativity of CA professionals to drive innovation and product development, anticipate the challenges you will face in the future, and deliver the right products and services on time.

         . Extend the functionality of the installed product set from the mainframe to the distributed environment of the Internet.

         . Enhance the Company's ability to provide standard-setting customer service and support by decentralizing CA into four product-centered business groups that are more nimble, creative and competitive.

         We believe CA should work hard all the time to deserve your business and to win and keep your trust and confidence. We pledge that, under our leadership, Computer Associates will be a full-fledged partner on whom you can depend.

         If you would like more information about us or about our plan, please visit our website at www.rangergov.com or contact us by calling Morrow & Co., Inc. at 1-800-607-0088. We welcome your questions and your comments.

         Sincerely,

         /s/ Sam
         Sam Wyly
         Manager
         Ranger Governance, Ltd.

                                    - more -

In addition to publishing it in USA Today, Ranger has posted the letter on its website - www.rangergov.com.
          -----------------

About Ranger Governance, Ltd.

Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. Ranger Governance announced on June 21 that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company's current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. More information about Ranger Governance is available at www.rangergov.com.


Important Information

On July 6, 2001, Ranger filed with the Commission a preliminary proxy statement in connection with the election of the nominees of Ranger (the "Ranger Nominees") to the Computer Associates board of directors at the Computer Associates 2001 annual meeting of stockholders. Ranger will prepare and file with the Commission a definitive proxy statement regarding the election of the Ranger Nominees and may file other proxy solicitation material regarding the election of the Ranger Nominees. Investors and security holders are urged to read the definitive proxy statement and any other proxy material, when they become available, because they will contain important information. The definitive proxy statement will be sent to stockholders of Computer Associates seeking their support of the election of the Ranger Nominees to the Computer Associates board of directors. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents filed by Ranger with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement (when it is available) and these other documents may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 800-634-4458 or at www.rangergov.com.

Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates stockholders is available in the preliminary proxy statement filed by Ranger with the Commission on Schedule 14A on July 6, 2001.

This document expresses Ranger's opinions and beliefs. In addition, the Ranger Nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.



Contact:

         Media:                                               Investors:
         Dan Katcher/Joele Frank                              Morrow & Co., Inc.
         Joele Frank, Wilkinson Brimmer Katcher               (212) 754-8000
         (212) 355-4449
                                      # # #

For Immediate Release

               RANGER GOVERNANCE FILES PRELIMINARY PROXY STATEMENT

Dallas, Texas, July 9, 2001 - Ranger Governance, Ltd. announced today that it has filed its preliminary proxy statement with the Securities and Exchange Commission. Upon receiving SEC clearance, the proxy statement will be mailed to the Computer Associates (NYSE:CA) shareholders [of record as of July 5, 2001] in advance of Computer Associates' August 29, 2001 annual meeting. Ranger Governance has nominated a slate of directors for Computer Associates' Board of Directors.

Sam Wyly, manager of Ranger Governance, said, "The Ranger Governance nominees provide Computer Associates' shareholders with the opportunity to elect a Board of Directors whose top priority will be to maximize shareholder value. Under the Company's current management team and directors, Computer Associates has seen a negative 14% return over the past five years while the S&P Software index has seen a 169% increase. The respected and proven slate of Ranger Governance nominees will be a performing asset for the new Computer Associates, implementing a comprehensive restructuring plan designed to increase shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors."

The Ranger Governance nominees are:

 .    Richard J. Agnich (Texas) --former Senior Vice President, Secretary and
     General Counsel of Texas Instruments Incorporated;
 .    Bob Cook (Utah) --founder of VM Software, founder of Systems Center,
     Director of Sterling Commerce, and software venture capitalist;
 .    Dennis Mitchell Crumpler (Georgia)--founder of XcelleNet, Inc., co-founder of Sales Technologies, Inc. and General Partner of CIMCO, LLC, an investment management company;
 .    Mark Cuban (Texas) --founder and former CEO of two software companies,
     Broadcast.com and MicroSolutions, and owner of the Dallas Mavericks basketball team;
 .    Dixon Doll (California) --founder and manager of venture capital firm DCM and strategy consulting firm DMW Group;
 .    Dr. Wendy Lee Gramm (Washington, D.C.) --Distinguished Senior Fellow at
     George Mason University, director of Enron, and former Chairman, U.S. Commodity Futures Trading Commission;
 .    Stephen Perkins (Texas) --co-founder of Sterling Commerce, with 31 years experience in the development and marketing of commercial software products;
 .    Cece Smith (Texas) --former Chairman, Federal Reserve Bank of Dallas and co-founder and managing partner, Phillips-Smith-Machens Venture Partners;


                                    - more -

 .    Elizabeth VanStory (California) --former President of iMotors.com and Vice
     President of OfficeDepot.com; and
 .    Sam Wyly (Texas) --manager of Ranger Capital and founder of University
     Computing Company, Sterling Software, Sterling Commerce and other companies.

Sam Wyly has agreed to serve as Chairman of the Board if selected by this slate of nominees following Computer Associates' 2001 Annual Meeting on August 29.

About Ranger Governance, Ltd.

Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. Ranger Governance announced on June 21, 2001 that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company's current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. More information about Ranger Governance is available at www.rangergov.com.

Important Information

On July 6, 2001, Ranger filed with the Commission a preliminary proxy statement in connection with the election of the nominees of Ranger (the "Ranger Nominees") to the Computer Associates board of directors at the Computer Associates 2001 annual meeting of stockholders. Ranger will prepare and file with the Commission a definitive proxy statement regarding the election of the Ranger Nominees and may file other proxy solicitation material regarding the election of the Ranger Nominees. Investors and security holders are urged to read the definitive proxy statement and any other proxy material, when they become available, because they will contain important information. The definitive proxy statement will be sent to stockholders of Computer Associates seeking their support of the election of the Ranger Nominees to the Computer Associates board of directors. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents filed by Ranger with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement (when it is available) and these other documents may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 800-634-4458 or at www.rangergov.com.

Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates stockholders is available in the preliminary proxy statement filed by Ranger with the Commission on Schedule 14A on July 6, 2001.

                                     -more-

This document expresses Ranger's opinions and beliefs. In addition, the Ranger Nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.




Contact:

         Media:                                               Investor:
         Dan Katcher/Joele Frank
         Joele Frank, Wilkinson Brimmer Katcher               Morrow & Co., Inc.
         (212) 355-4449                                       (212) 754-8000

                                      # # #

For Immediate Release
---------------------


                        RANGER GOVERNANCE RESPONDS TO
                          COMPUTER ASSOCIATES LAWSUIT

Ranger Says CA's Legal Action Is An Effort To "Muzzle Truthful Criticism" And
                          Entrench Current Management

Dallas, Texas, July 9, 2001 - Ranger Governance, Ltd. and Sam Wyly today responded to the complaint filed by Computer Associates (NYSE: CA) in U.S. District Court on June 25, 2001. Among other items, Computer Associates' complaint seeks to bar Ranger and Mr. Wyly from soliciting proxies in their effort to replace the company's current board of directors with a slate focused on delivering shareholder value.

In their response, Ranger and Mr. Wyly indicate that there is no legal basis to bar them from soliciting proxies or running a slate for the Computer Associates board. Further, they state that the purpose of the Computer Associates complaint is to "[E]ntrench the current management and board of Computer Associates and to prevent the shareholders of Computer Associates from having a meaningful opportunity to exercise their voting rights to replace the current board. . . [The complaint also seeks to] muzzle truthful and honest criticism of the current board and management, in order to keep Computer Associates' shareholders from having access to the information they need to cast informed proxies."

The response continues, "[T]he true motive of [Ranger's] proxy solicitation is to give the shareholders of Computer Associates a chance to replace the current board with one that will have as its first goal enhancing shareholder value and correcting Computer Associates' abysmal performance. Over the last five years, the total return for Computer Associates' stockholders has been dead last among the top ten software companies - a negative 14%, versus 169% for the S&P software index."

Ranger Governance said, "We are disappointed, but frankly not surprised that Computer Associates would have filed what we believe is a meritless claim, in an effort to prevent shareholders from expressing their desire for an alternative to the current, ineffective board and management. The Ranger Governance proposal has been developed to rebuild the Computer Associates brand, increase employee initiative, reengineer the company for greater efficiency and improve shareholder value."

The full text of the response can be found on the Ranger Governance website - www.rangergov.com.

                                   - more -

About Ranger Governance, Ltd.

Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. Ranger Governance announced on June 21 that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company's current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors.
More information about Ranger Governance is available at www.rangergov.com.


Important Information

On July 6, 2001, Ranger filed with the Commission a preliminary proxy statement in connection with the election of the nominees of Ranger (the "Ranger Nominees") to the Computer Associates board of directors at the Computer Associates 2001 annual meeting of stockholders. Ranger will prepare and file with the Commission a definitive proxy statement regarding the election of the Ranger Nominees and may file other proxy solicitation material regarding the election of the Ranger Nominees. Investors and security holders are urged to read the definitive proxy statement and any other proxy material, when they become available, because they will contain important information. The definitive proxy statement will be sent to stockholders of Computer Associates seeking their support of the election of the Ranger Nominees to the Computer Associates board of directors. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents filed by Ranger with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement (when it is available) and these other documents may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 800-634-4458 or at www.rangergov.com.

Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates stockholders is available in the preliminary proxy statement filed by Ranger with the Commission on Schedule 14A on July 6, 2001.

This document expresses Ranger's opinions and beliefs. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs, including those relating to maximizing stockholder value, are the opinions and beliefs of Ranger. In addition, the Ranger Nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.

Contact:

     Media:                                          Investors:
     Dan Katcher/Joele Frank                         Morrow & Co., Inc.
     Joele Frank, Wilkinson Brimmer Katcher          (212) 754-8000
     (212) 355-4449

                                     # # #

                              IMPORTANT INFORMATION

         On July 6, 2001, Ranger filed with the Commission a preliminary proxy statement in connection with the election of the nominees of Ranger (the "Ranger Nominees") to the Computer Associates board of directors at the Computer Associates 2001 annual meeting of stockholders. Ranger will prepare and file with the Commission a definitive proxy statement regarding the election of the Ranger Nominees and may file other proxy solicitation material regarding the election of the Ranger Nominees. Investors and security holders are urged to read the definitive proxy statement and any other proxy material, when they become available, because they will contain important information. The definitive proxy statement will be sent to stockholders of Computer Associates seeking their support of the election of the Ranger Nominees to the Computer Associates board of directors. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents filed by Ranger with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement (when it is available) and these other documents may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 800-634-4458 or at www.rangergov.com.

         Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates stockholders is available in the preliminary proxy statement filed by Ranger with the Commission on Schedule 14A on July 6, 2001.

         This document expresses Ranger's opinions and beliefs. In addition, the Ranger Nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.